SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 15, 1999

                               DELUXE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           MINNESOTA                 1-7945                       41-0216800
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

3680 Victoria Street North, Shoreview, Minnesota                      55126
--------------------------------------------------------------------------------
    (Address of principal executive offices)                       (Zip Code)

                                  651/483-7111
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On December 31, 1998, pursuant to a stock and asset purchase agreement entered into on the same date, Deluxe Corporation sold all of the issued and outstanding capital stock of PaperDirect, Inc., which had been a wholly-owned subsidiary of the Company ("PaperDirect"), and all of the assets and liabilities of the Social Expressions division of Current, Inc., another wholly-owned subsidiary of the Company ("Social Expressions"), to SE/PDI Acquisition Corporation, a Minnesota corporation of which Glen A. Taylor, a resident of Minnesota, is the ultimate parent entity. The combined purchase price for both the capital stock of PaperDirect and the assets of Social Expressions was $77,100,000 in cash and the assumption of approximately $9,900,000 in Current, Inc. liabilities.

Item 7. Financial Statements and Exhibits

(a) None.

(b) Pro forma financial information filed as part of this report:

On December 31, 1998, the Company completed the sale of PaperDirect and Social Expressions. These businesses primarily sold specialty paper, greeting cards, and stationery products through direct mail.

The following unaudited pro forma consolidated financial statements reflect the pro forma results of the Company as if the transaction had been completed at an earlier date. These statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been had the sale been completed on the dates assumed, nor is such information necessarily indicative of the financial condition or results of future operations of the Company.

(1) Pro forma condensed consolidated statements of income (unaudited) for the year ended December 31, 1997:

                       DELUXE CORPORATION AND SUBSIDIARIES

                     PRO FORMA CONSOLIDATED INCOME STATEMENT

                          Year Ended December 31, 1997
                                   (Unaudited)

                                                                   Pro Forma Adjustments
                 (In millions)
                                             ------------------------------------------------------------------
                                                  Deluxe                                              Deluxe
                                                Corporation                                         Corporation
                                                Historical       I            II         III         Pro Forma
                                             ------------------------------------------------------------------
NET SALES                                        $1,919.4    $ (231.2)                               $ 1,688.2

OPERATING EXPENSES
    Cost of sales                                   883.2      (108.8)                                   774.4
    Selling, general and administrative             797.6      (124.1)                                   673.5
    Goodwill impairment charge                       82.9       (70.5)                                    12.4
                                             ------------------------------------------------------------------
        Total                                     1,763.7      (303.4)                                 1,460.3
                                             ------------------------------------------------------------------
INCOME FROM OPERATIONS                              155.7        72.2                                    227.9

OTHER EXPENSE
    Other expense                                    31.7          .4       $ (4.4)                       27.7
    Interest expense                                  8.8                                                  8.8
                                             ------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                          115.2        71.8          4.4                       191.4
PROVISION FOR INCOME TAXES                           70.5                                 12.2            82.7
                                             ------------------------------------------------------------------
NET INCOME                                       $   44.7    $   71.8       $  4.4     $ (12.2)      $   108.7
                                             ==================================================================
NET INCOME PER COMMON SHARE
-- Basic and Diluted                             $   0.55    $   0.88       $ 0.05     $ (0.15)      $    1.33


See Notes to Pro Forma Consolidated Income Statements

(2) Pro forma condensed consolidated statements of income (unaudited) for the nine months ended September 30, 1998:

                       DELUXE CORPORATION AND SUBSIDIARIES

                     PRO FORMA CONSOLIDATED INCOME STATEMENT

                      Nine Months Ended September 30, 1998
                                   (Unaudited)

                 (In millions)                                    Pro Forma Adjustments
                                            ----------------------------------------------------------------
                                                 Deluxe                                             Deluxe
                                              Corporation                                        Corporation
                                               Historical        I           II        III        Pro Forma
                                            ----------------------------------------------------------------
NET SALES                                       $1,433.5     $(149.9)                              $1,283.6

OPERATING EXPENSES
    Cost of sales                                  693.2       (71.3)                                 621.9
    Selling, general and administrative            596.5       (83.7)                                 512.8
                                            ----------------------------------------------------------------
        Total                                    1,289.7       155.0                                1,134.7
                                            ----------------------------------------------------------------
INCOME FROM OPERATIONS                             143.8         5.1                                  148.9

OTHER INCOME (EXPENSE)
    Other income                                    13.6        (1.0)     $   3.6                      16.2
    Interest expense                                (6.3)                                              (6.3)
                                            ----------------------------------------------------------------
INCOME BEFORE INCOME TAXES                         151.1         4.1          3.6                     158.8
PROVISION FOR INCOME TAXES                          62.4                             $   2.7           65.1
                                            ----------------------------------------------------------------
NET INCOME                                      $   88.7     $   4.1      $   3.6    $  (2.7)      $   93.7
                                            ================================================================
NET INCOME PER COMMON SHARE
-- Basic and Diluted                            $   1.10     $  0.05      $  0.04    $ (0.03)      $   1.16


See Notes to Pro Forma Consolidated Income Statements

                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENTS

1. Basis of Presentation - The Pro Forma Consolidated Income Statements assume that the sale of PaperDirect and Social Expressions, as described in Item 2 of this Report on Form 8-K dated January 15, 1999, occurred as of January 1, 1997.

2.   Pro Forma Adjustments:

     I. Reflects the elimination of PaperDirect and Social Expressions businesses historical results of operations, as previously included in the Company's consolidated statements of income.

     II. Reflects additional investment income that would have been earned by the Company from the investment of the proceeds from the sale of PaperDirect and Social Expressions.

     III. Reflects the tax effects related to the elimination of PaperDirect and Social Expressions historical results of operations. For the nine months ended September 30, 1998, the effective tax rate used is the statutory rate of 35 percent. For the year ended December 31, 1997, the tax provision was recalculated to reflect the actual tax impact of the elimination of the results of the businesses sold. Also reflects the tax effects of the additional investment income that would have been earned by the Company. The effective tax rate used was the statutory rate of 35%.

(3) Pro forma condensed consolidated balance sheet (unaudited) as of September 30, 1998.

                       DELUXE CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1998
                                   (Unaudited)

                     (In millions)                                 Pro Forma Adjustments
                                               ------------------------------------------------------------
                                                    Deluxe                                         Deluxe
                                                 Corporation                                    Corporation
                                                  Historical           I            II           Pro Forma
                                               ------------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                        $  150.2         $ 77.1                        $  227.3
  Marketable securities                                17.5                                           17.5
  Accounts receivable                                 157.9           (6.2)                          151.7
  Inventories                                          50.4          (26.6)                           23.8
  Other current assets                                122.9          (18.4)                          104.5
                                               ------------------------------------------------------------
     Total current assets                             498.9           25.9                           524.8
LONG-TERM INVESTMENTS                                  46.2                                           46.2
PROPERTY, PLANT AND EQUIPMENT -- NET                  400.7          (42.4)                          358.3
INTANGIBLES -- NET                                    198.7           (4.7)                          194.0
                                               ------------------------------------------------------------
     TOTAL ASSETS                                  $1,144.5         $(21.2)                       $1,123.3
                                               ============================================================

CURRENT LIABILITIES                                $  418.4         $(14.5)        $(3.4)           $400.5
LONG-TERM DEBT                                        109.8                                          109.8
OTHER LONG-TERM LIABILITIES                            41.2            2.9                            44.1
SHAREHOLDERS' EQUITY
  Common Stock                                         80.3                                           80.3
  Retained Earnings                                   495.1           (9.6)          3.4             488.9
  Unearned compensation                                 (.3)                                           (.3)
  Net unrealized gain -- marketable securities           .2                                             .2
  Cumulative translation adjustment                     (.2)                                           (.2)
                                               ------------------------------------------------------------
     Total shareholders' equity                       575.1           (9.6)          3.4             568.9
                                               ------------------------------------------------------------
     TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY                      $1,144.5         $(21.2)        $ 0.0          $1,123.3
                                               ============================================================

See Notes to Pro Forma Condensed Consolidated Balance Sheet

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

1. Basis of Presentation - The Pro Forma Condensed Consolidated Balance Sheet assumes that the sale of PaperDirect and Social Expressions, as described in Item 2 of this Report on Form 8-K dated January 15, 1999, occurred on September 30, 1998.

2.       Pro Forma Adjustments:

         I. Reflects the sale of the Company's equity interest in PaperDirect and the assets of Social Expressions, as well as all costs resulting from the sale. Cash consideration received is shown prior to any related transaction costs, as such costs are assumed to be paid subsequent to the sale date.

         II. Reflects the tax related to the pre-tax loss on disposal. The effective tax rate used is the statutory rate of 35 percent.

(c) The following exhibit is filed as a part of this report:

   Exhibit                                                             Method of
     No.                            Description                         Filing
     ---                            -----------                         ------

    10.21     Stock and Asset Purchase Agreement made as of December     Filed
              31, 1998 among Deluxe Corporation, Current, Inc., a       herewith
              Colorado corporation and a wholly-owned subsidiary of Deluxe Corporation, SE/PDI Acquisition Corporation, a
              Minnesota corporation and Taylor Corporation, a Minnesota corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         DELUXE CORPORATION
                                            (Registrant)
Date:   January 15, 1999                 /s/ J.A. Blanchard III
                                         ----------------------------
                                         President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                                INDEX TO EXHIBITS


Exhibit                                                                    Page
  No.                            Description                              Number
  ---                            -----------                              ------

 10.21 Stock and Asset Purchase Agreement made as of December 31, 1998 among Deluxe Corporation, Current, Inc., a Colorado corporation and a wholly-owned subsidiary of Deluxe
            Corporation, SE/PDI Acquisition Corporation, a Minnesota corporation and Taylor Corporation, a Minnesota corporation.